UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2000
                                                           -------------
                           MADERA INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            0-16523                       95-3769906
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(State or other          (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                              Identification
Incorporation) Number)


8671 NW 56th Street, Miami, FL                                   33166
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(Address of principal executive offices)                       (Zip Code)
       Registrant's telephone number, including area code: (305) 594-2647
                                                           --------------
             2600 Douglas Road - Suite 1004, Coral Gables, FL 33134
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          (Former name or former address, if changed since last report)






Total sequentially numbered pages in this document: 4

Exhibit index pages number: ...............................................4











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Item 4...Changes in Registrant's certifying accountants

     Registrant is filing this 8K to report a delay in filing the March 31, 2000 year-end 10K report. The 10K report for March 31, 2000 has been delayed due to the disengagement of the independent accountants, Sanson, Kline, Jacomino & Company. Management of Registrant is searching for accountants that are SEC qualified. As soon as the new auditors have been retained, the audit for the last fiscal year ended March 31, 2000 will be completed and the 10K filed accordingly.

     Management wishes to state that the assets of Registrant are intact, its operations continue, but due to the seasonal nature of its business, Registrant is not currently operating at a profit. For the year that ended March 31, 2000, Registrant expects to post an operating loss.

     Registrant has served written notice disengaging Sanson, Kline, Jacomino & Company, its previous accountants, and is in the process of interviewing to hire a new accounting firm. Registrant will file an amended 8K with the name of the new firm once they have been hired.





































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                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      MADERA INTERNATIONAL, INC.
                                      --------------------------
                                            (Registrant)



Date: July 21, 2000                   by: /s/Ramiro Fernandez-Moris
                                         ------------------------------------
                                             Ramiro Fernandez-Moris
                                              Chairman of the Board






































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



[GRAPHIC OMITTED]
                              MADERA INTERNATIONAL, INC.
                              --------------------------
                                                            July 20, 2000

Samson, Kline, Jacomino and Company
LeJeune Center
782 N.W. Lejeune Road
Suite 650
Miami, Florida 33126

Dear Gentlemen:

     We have carefully reviewed the circumstances and situations surrounding our most recent audit which was performed by your firm. The lack of commitment on your end in not starting with the current audit is evident knowing that our company must file either a 10-KSB or extention thereof prior to June 30th according to SEC regulations that govern public companies.

     It is also evident that your firm lacks the necessary experience in handling SEC related companies. For this reason, we are unfortunately obliged to disengage your firm from performing any further auditing of our corporate financials.

     We will immediately begin interviewing to hire a new auditor which will contact you in the very near future.

                                                  Sincerely,

                                             /s/ Ramiro Fernandez-Moris
                                             --------------------------
                                                 Ramiro Fernandez-Moris
                                                                 C.E.O.















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2600 Douglas Road suite 1004                 Coral Gables, FL 33134
     Tel: (305) 774-9411               Fax: (305) 774-9345


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